UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2005

Date of Report (Date of

earliest event reported)

Shurgard Storage Centers, Inc.

(Exact name of registrant as specified in charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400

Seattle, Washington 98109-4426

(Address of principal executive offices) (Zip Code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On August 11, 2005, the board of directors of Shurgard Storage Centers, Inc. increased the size of the board of directors to nine members and appointed Jerry L. Calhoun, Vice President, Human Resources for Boeing’s Commercial Airplanes Group, as an independent member to fill the new vacancy effective August 18, 2005. Mr. Calhoun was nominated for appointment to Shurgard’s Board by Lead Independent Director W. Thomas Porter. Mr. Calhoun will serve on the Company’s Audit, Finance and Compensation Committees. There are no arrangements or understandings between Mr. Calhoun and any other person pursuant to which he was selected as a director of the Company.

Mr. Calhoun has more than 38 years of human resources and labor relations experience. Mr. Calhoun has worked for The Boeing Company (NYSE:BA) for a total of 35 years, interrupted only by service as a Deputy Assistant Secretary of Defense from 1981-83 and Chairman of the Federal Labor Relations Authority (FLRA) from 1985-89. Mr. Calhoun received his B.A. from Seattle University and his MBA from the University of Washington and also attended Arizona State University School of Law. Mr. Calhoun serves as a Director of the Labor Relations Research Assoc., Boston, Mass., the Intiman Theater, Seattle, Washington, and the Council on Labor Law Equality, Washington D.C

Item 7.01.	Regulation FD Disclosure.

On August 11, 2005, Shurgard issued a press release announcing (1) Mr. Calhoun’s appointment to the Board of Directors and (2) Shurgard’s second quarter 2005 dividend of $0.56 per share, payable on September 6, 2005, to shareholders of record as of August 25, 2005. The Company’s press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in Section 7.01 of this current report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in Section 7.01 of this current report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shurgard Storage Centers, Inc.

Dated: August 11, 2005	By:	/s/ Jane A. Orenstein
		Name:	Jane A. Orenstein
		Title:	Vice President